Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2019
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2019
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on January 15, 2020. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located primarily in markets across the Mid-Atlantic, Midwest and Southeast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions, except per share data	2019	2019	2019	2019	2018	2019	2018
Interest Income
Loans	$2,573	$2,678	$2,672	$2,602	$2,555	$10,525	$9,580
Investment securities	560	617	629	620	608	2,426	2,261
Other	201	208	196	206	196	811	741
Total interest income	3,334	3,503	3,497	3,428	3,359	13,762	12,582
Interest Expense
Deposits	468	531	515	472	419	1,986	1,229
Borrowed funds	378	468	484	481	459	1,811	1,632
Total interest expense	846	999	999	953	878	3,797	2,861
Net interest income	2,488	2,504	2,498	2,475	2,481	9,965	9,721
Noninterest Income
Asset management	504	464	445	437	428	1,850	1,825
Consumer services	390	402	392	371	387	1,555	1,502
Corporate services	499	469	484	462	468	1,914	1,849
Residential mortgage	87	134	82	65	59	368	316
Service charges on deposits	185	178	171	168	192	702	714
Other (a)	456	342	367	308	325	1,473	1,205
Total noninterest income	2,121	1,989	1,941	1,811	1,859	7,862	7,411
Total revenue	4,609	4,493	4,439	4,286	4,340	17,827	17,132
Provision For Credit Losses	221	183	180	189	148	773	408
Noninterest Expense
Personnel	1,468	1,400	1,365	1,414	1,348	5,647	5,471
Occupancy	201	206	212	215	202	834	818
Equipment	348	291	298	273	285	1,210	1,103
Marketing	77	76	83	65	84	301	285
Other	668	650	653	611	658	2,582	2,619
Total noninterest expense	2,762	2,623	2,611	2,578	2,577	10,574	10,296
Income before income taxes and noncontrolling interests	1,626	1,687	1,648	1,519	1,615	6,480	6,428
Income taxes	245	295	274	248	264	1,062	1,082
Net income	1,381	1,392	1,374	1,271	1,351	5,418	5,346
Less: Net income attributable to noncontrolling interests	14	13	12	10	14	49	45
Preferred stock dividends (b)	55	63	55	63	55	236	236
Preferred stock discount accretion and redemptions	1	1	1	1	1	4	4
Net income attributable to common shareholders	$1,311	$1,315	$1,306	$1,197	$1,281	$5,129	$5,061
Earnings Per Common Share
Basic	$2.98	$2.95	$2.89	$2.62	$2.77	$11.43	$10.79
Diluted	$2.97	$2.94	$2.88	$2.61	$2.75	$11.39	$10.71
Average Common Shares Outstanding
Basic	437	444	451	455	461	447	467
Diluted	438	445	452	456	463	448	470
Efficiency	60%	58%	59%	60%	59%	59%	60%
Noninterest income to total revenue	46%	44%	44%	42%	43%	44%	43%
Effective tax rate (c)	15.1%	17.5%	16.6%	16.3%	16.3%	16.4%	16.8%

(a)
Includes net gains on sales of securities of $12 million, $3 million, $20 million, $13 million, and $5 million for the quarters ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively, and $48 million for full year 2019. The amount for full year 2018 was less than $.5 million.

(b)
Dividends are payable quarterly other than Series O, Series R and Series S preferred stock, which are payable semiannually, with the Series O payable in different quarters than the Series R and Series S preferred stock.

(c)	The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2

Table 2: Consolidated Balance Sheet (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions, except par value	2019	2019	2019	2019	2018
Assets
Cash and due from banks	$5,061	$5,671	$5,416	$5,062	$5,608
Interest-earning deposits with banks (a)	23,413	19,036	18,362	15,261	10,893
Loans held for sale (b)	1,083	1,872	1,144	686	994
Investment securities – available for sale	69,163	69,057	69,355	65,051	63,389
Investment securities – held to maturity	17,661	18,826	18,948	18,818	19,312
Loans (b)	239,843	237,377	237,215	232,293	226,245
Allowance for loan and lease losses	(2,742)	(2,738)	(2,721)	(2,692)	(2,629)
Net loans	237,101	234,639	234,494	229,601	223,616
Equity investments (c)	13,734	13,325	13,001	12,567	12,894
Mortgage servicing rights	1,644	1,483	1,627	1,812	1,983
Goodwill	9,233	9,233	9,221	9,218	9,218
Other (b)	32,202	35,774	34,193	34,761	34,408
Total assets	$410,295	$408,916	$405,761	$392,837	$382,315
Liabilities
Deposits
Noninterest-bearing	$72,779	$74,077	$69,867	$71,606	$73,960
Interest-bearing	215,761	211,506	203,393	199,615	193,879
Total deposits	288,540	285,583	273,260	271,221	267,839
Borrowed funds
Federal Home Loan Bank borrowings	16,341	21,901	29,376	20,501	21,501
Bank notes and senior debt	29,010	27,148	27,694	25,598	25,018
Subordinated debt	6,134	5,473	5,406	5,977	5,895
Other (b)	8,778	6,832	6,549	7,784	5,005
Total borrowed funds	60,263	61,354	69,025	59,860	57,419
Allowance for unfunded loan commitments and letters of credit	318	304	291	279	285
Accrued expenses and other liabilities	11,831	12,220	13,804	12,902	9,002
Total liabilities	360,952	359,461	356,380	344,262	334,545
Equity
Preferred stock (d)
Common stock - $5 par value
Authorized 800 shares, issued 542 shares	2,712	2,711	2,711	2,711	2,711
Capital surplus	16,369	16,297	16,248	16,173	16,277
Retained earnings	42,215	41,413	40,616	39,742	38,919
Accumulated other comprehensive income (loss)	799	837	631	(5)	(725)
Common stock held in treasury at cost:109, 103, 95, 90 and 85 shares	(12,781)	(11,838)	(10,866)	(10,085)	(9,454)
Total shareholders’ equity	49,314	49,420	49,340	48,536	47,728
Noncontrolling interests	29	35	41	39	42
Total equity	49,343	49,455	49,381	48,575	47,770
Total liabilities and equity	$410,295	$408,916	$405,761	$392,837	$382,315

(a)
Amounts include balances held with the Federal Reserve Bank of Cleveland of $23.2 billion, $18.8 billion, $18.1 billion, $15.0 billion and $10.5 billion as of December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

(b)
Amounts include assets and liabilities for which PNC has elected the fair value option. Our third quarter 2019 Form 10-Q included, and our 2019 Form 10-K will include, additional information regarding these items.

(c)	Amounts include our equity investment in BlackRock.

(d)	Par value less than $.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2019	2019	2019	2019	2018	2019	2018
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$33,937	$32,926	$30,169	$29,002	$28,375	$31,526	$27,156
Non-agency	1,582	1,716	1,801	1,890	1,993	1,746	2,196
Commercial mortgage-backed	6,054	5,728	5,545	5,368	4,830	5,676	4,545
Asset-backed	5,059	5,208	5,395	5,136	5,186	5,199	5,242
U.S. Treasury and government agencies	15,966	17,573	18,815	18,240	18,443	17,642	16,319
Other	2,849	3,053	3,237	3,671	3,920	3,200	4,064
Total securities available for sale	65,447	66,204	64,962	63,307	62,747	64,989	59,522
Securities held to maturity
Residential mortgage-backed	14,943	15,768	15,350	15,627	15,941	15,421	15,670
Commercial mortgage-backed	498	544	570	600	648	553	767
Asset-backed	54	79	172	177	185	120	192
U.S. Treasury and government agencies	774	769	765	760	756	767	749
Other	1,794	1,802	1,822	1,847	1,856	1,816	1,884
Total securities held to maturity	18,063	18,962	18,679	19,011	19,386	18,677	19,262
Total investment securities	83,510	85,166	83,641	82,318	82,133	83,666	78,784
Loans
Commercial	124,876	125,356	124,441	119,345	116,596	123,524	113,837
Commercial real estate	28,670	28,855	28,423	28,147	28,382	28,526	28,756
Equipment lease financing	7,199	7,272	7,283	7,263	7,216	7,255	7,437
Consumer	56,765	55,702	55,202	54,996	55,331	55,671	55,438
Residential real estate	21,341	20,497	19,496	18,794	18,405	20,040	17,810
Total loans	238,851	237,682	234,845	228,545	225,930	235,016	223,278
Interest-earning deposits with banks (b)	23,316	15,632	13,469	15,017	16,691	16,878	20,603
Other interest-earning assets	11,371	14,094	13,145	11,068	10,431	12,425	8,093
Total interest-earning assets	357,048	352,574	345,100	336,948	335,185	347,985	330,758
Noninterest-earning assets	54,371	54,135	51,862	48,950	47,906	52,350	47,477
Total assets	$411,419	$406,709	$396,962	$385,898	$383,091	$400,335	$378,235
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$56,209	$56,271	$54,814	$54,702	$55,228	$55,505	$56,353
Demand	69,496	65,444	64,431	63,480	62,207	65,729	60,599
Savings	66,827	64,054	61,949	58,821	55,065	62,938	51,908
Time deposits	21,600	21,173	20,040	18,813	18,743	20,416	17,501
Total interest-bearing deposits	214,132	206,942	201,234	195,816	191,243	204,588	186,361
Borrowed funds
Federal Home Loan Bank borrowings	18,944	25,883	22,681	21,491	20,683	22,253	20,970
Bank notes and senior debt	27,403	27,409	26,865	25,418	26,380	26,781	27,855
Subordinated debt	5,760	5,189	5,526	5,883	5,874	5,588	5,292
Other	7,926	5,452	7,263	6,991	5,847	6,906	5,189
Total borrowed funds	60,033	63,933	62,335	59,783	58,784	61,528	59,306
Total interest-bearing liabilities	274,165	270,875	263,569	255,599	250,027	266,116	245,667
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	73,626	72,149	71,648	71,402	75,228	72,212	76,303
Accrued expenses and other liabilities	14,541	14,529	13,122	11,242	10,833	13,371	9,440
Equity	49,087	49,156	48,623	47,655	47,003	48,636	46,825
Total liabilities and equity	$411,419	$406,709	$396,962	$385,898	$383,091	$400,335	$378,235

(a)	Calculated using average daily balances.

(b)
Amounts include average balances held with the Federal Reserve Bank of Cleveland of $23.0 billion, $15.3 billion, $13.2 billion, $14.7 billion and $16.4 billion for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively, and $16.6 billion and $20.3 billion for the years ended December 31, 2019 and December 31, 2018, respectfully.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
	2019	2019	2019	2019	2018	2019	2018
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.48%	2.70%	2.93%	2.94%	2.86%	2.75%	2.72%
Non-agency	8.09%	8.89%	7.99%	7.31%	7.08%	8.08%	6.65%
Commercial mortgage-backed	2.30%	2.97%	3.06%	3.13%	2.99%	2.85%	2.82%
Asset-backed	3.26%	3.31%	3.34%	3.35%	3.24%	3.31%	3.15%
U.S. Treasury and government agencies	2.31%	2.44%	2.48%	2.49%	2.41%	2.47%	2.29%
Other	3.36%	3.41%	3.33%	3.34%	3.37%	3.34%	3.49%
Total securities available for sale	2.65%	2.90%	3.01%	3.01%	2.93%	2.90%	2.85%
Securities held to maturity
Residential mortgage-backed	2.63%	2.78%	2.93%	3.01%	2.98%	2.84%	2.91%
Commercial mortgage-backed	4.44%	3.68%	3.57%	3.53%	3.68%	3.80%	3.78%
Asset-backed	3.02%	5.48%	3.92%	3.83%	3.76%	4.17%	3.65%
U.S. Treasury and government agencies	2.86%	2.86%	2.84%	2.81%	2.86%	2.87%	2.80%
Other	4.47%	4.40%	4.44%	4.40%	4.41%	4.41%	4.35%
Total securities held to maturity	2.87%	2.98%	3.10%	3.16%	3.14%	3.03%	3.09%
Total investment securities	2.70%	2.91%	3.03%	3.05%	2.98%	2.93%	2.91%
Loans
Commercial	3.88%	4.06%	4.22%	4.33%	4.17%	4.17%	4.05%
Commercial real estate	3.89%	4.40%	4.43%	4.37%	4.42%	4.33%	4.15%
Equipment lease financing	3.87%	3.82%	4.06%	3.93%	3.77%	3.93%	3.59%
Consumer	5.45%	5.61%	5.56%	5.54%	5.32%	5.54%	5.08%
Residential real estate	4.10%	4.21%	4.27%	4.29%	4.41%	4.21%	4.40%
Total loans	4.27%	4.47%	4.56%	4.61%	4.49%	4.51%	4.33%
Interest-earning deposits with banks	1.66%	2.17%	2.38%	2.43%	2.25%	2.09%	1.84%
Other interest-earning assets	3.65%	3.49%	3.55%	4.14%	3.93%	3.69%	4.47%
Total yield on interest-earning assets	3.71%	3.95%	4.06%	4.11%	3.99%	3.98%	3.84%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	.93%	1.14%	1.17%	1.15%	.99%	1.10%	.74%
Demand	.51%	.58%	.55%	.52%	.46%	.54%	.31%
Savings	.97%	1.14%	1.19%	1.13%	1.04%	1.11%	.82%
Time deposits	1.52%	1.66%	1.67%	1.55%	1.38%	1.60%	1.11%
Total interest-bearing deposits	.87%	1.02%	1.03%	.98%	.87%	.97%	.66%
Borrowed funds
Federal Home Loan Bank borrowings	2.11%	2.48%	2.69%	2.77%	2.57%	2.56%	2.28%
Bank notes and senior debt	2.77%	3.21%	3.36%	3.50%	3.31%	3.24%	2.94%
Subordinated debt	3.06%	3.53%	4.17%	4.50%	4.44%	3.83%	4.23%
Other	1.89%	2.43%	2.44%	2.44%	2.36%	2.30%	2.16%
Total borrowed funds	2.47%	2.87%	3.08%	3.21%	3.07%	2.94%	2.75%
Total rate on interest-bearing liabilities	1.21%	1.45%	1.51%	1.50%	1.38%	1.43%	1.16%
Interest rate spread	2.50%	2.50%	2.55%	2.61%	2.61%	2.55%	2.68%
Benefit from use of noninterest bearing sources (b)	.28	.34	.36	.37	.35	.34	.29
Net interest margin	2.78%	2.84%	2.91%	2.98%	2.96%	2.89%	2.97%

(a)
Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles (GAAP) in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018 were $23 million, $25 million, $27 million, $27 million and $28 million, respectively. The taxable-equivalent adjustments to net interest income for the years ended December 31, 2019 and December 31, 2018 were $103 million and $115 million, respectively.

(b)	Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5

Table 5: Per Share Related Information (Unaudited)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions, except per share data	2019	2019	2019	2019	2018	2019	2018
Basic
Net income	$1,381	$1,392	$1,374	$1,271	$1,351	$5,418	$5,346
Less:
Net income attributable to noncontrolling interests	14	13	12	10	14	49	45
Preferred stock dividends (a)	55	63	55	63	55	236	236
Preferred stock discount accretion and redemptions	1	1	1	1	1	4	4
Net income attributable to common shareholders	1,311	1,315	1,306	1,197	1,281	5,129	5,061
Less: Dividends and undistributed earnings allocated to nonvested restricted shares	6	6	4	5	5	21	21
Net income attributable to basic common shares	$1,305	$1,309	$1,302	$1,192	$1,276	$5,108	$5,040
Basic weighted-average common shares outstanding	437	444	451	455	461	447	467
Basic earnings per common share	$2.98	$2.95	$2.89	$2.62	$2.77	$11.43	$10.79
Diluted
Net income attributable to basic common shares	$1,305	$1,309	$1,302	$1,192	$1,276	$5,108	$5,040
Less: Impact of BlackRock earnings per share dilution	3	2	2	3	2	10	9
Net income attributable to diluted common shares	$1,302	$1,307	$1,300	$1,189	$1,274	$5,098	$5,031
Basic weighted-average common shares outstanding	437	444	451	455	461	447	467
Dilutive potential common shares	1	1	1	1	2	1	3
Diluted weighted-average common shares outstanding	438	445	452	456	463	448	470
Diluted earnings per common share	$2.97	$2.94	$2.88	$2.61	$2.75	$11.39	$10.71

(a)
Dividends are payable quarterly other than the Series O, Series R and Series S preferred stock, which are payable semiannually, with the Series O payable in different quarters than the Series R and Series S preferred stock.

Table 6: Details of Loans (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions	2019	2019	2019	2019	2018
Commercial lending
Commercial
Manufacturing	$21,540	$21,846	$22,191	$22,575	$21,207
Retail/wholesale trade	21,565	21,761	22,280	21,655	20,850
Service providers	16,112	16,189	15,387	15,266	14,869
Real estate related (a)	12,346	12,294	12,264	12,287	12,312
Financial services	11,318	10,437	11,916	10,475	9,500
Health care	8,035	8,137	8,594	8,731	8,886
Transportation and warehousing	7,474	7,216	6,588	6,744	5,781
Other industries	26,947	26,134	26,404	25,260	23,429
Total commercial	125,337	124,014	125,624	122,993	116,834
Commercial real estate	28,110	28,884	28,570	28,101	28,140
Equipment lease financing	7,155	7,290	7,409	7,348	7,308
Total commercial lending	160,602	160,188	161,603	158,442	152,282
Consumer lending
Home equity	25,085	24,971	25,132	25,500	26,123
Residential real estate	21,821	21,082	20,092	19,107	18,657
Automobile	16,754	16,004	15,612	14,707	14,419
Credit card	7,308	6,815	6,511	6,267	6,357
Education	3,336	3,461	3,555	3,707	3,822
Other consumer	4,937	4,856	4,710	4,563	4,585
Total consumer lending	79,241	77,189	75,612	73,851	73,963
Total loans	$239,843	$237,377	$237,215	$232,293	$226,245

(a) Includes loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6

Allowance for Loan and Lease Losses (Unaudited)

Table 7: Change in Allowance for Loan and Lease Losses

	December 31	September 30	June 30	March 31	December 31
Three months ended - dollars in millions	2019	2019	2019	2019	2018
Beginning balance	$2,738	$2,721	$2,692	$2,629	$2,584
Gross charge-offs:
Commercial	(67)	(41)	(50)	(25)	(30)
Commercial real estate	(2)	(11)	(2)	(3)
Equipment lease financing	(9)	(2)	(1)	(3)	(2)
Home equity	(16)	(11)	(18)	(23)	(25)
Residential real estate	(4)	(1)	(2)	(2)	3
Automobile	(78)	(71)	(54)	(58)	(54)
Credit card	(70)	(61)	(65)	(67)	(56)
Education	(6)	(7)	(7)	(6)	(7)
Other consumer	(39)	(36)	(28)	(28)	(29)
Total gross charge-offs	(291)	(241)	(227)	(215)	(200)
Recoveries:
Commercial	14	14	17	14	17
Commercial real estate	3	3	2	3	6
Equipment lease financing	2	2	2	2	2
Home equity	18	20	18	18	31
Residential real estate	3	4	4	3	3
Automobile	29	30	29	26	21
Credit card	6	7	7	7	6
Education	2	2	2	2	2
Other consumer	5	4	4	4	5
Total recoveries	82	86	85	79	93
Net (charge-offs) / recoveries:
Commercial	(53)	(27)	(33)	(11)	(13)
Commercial real estate	1	(8)			6
Equipment lease financing	(7)		1	(1)
Home equity	2	9		(5)	6
Residential real estate	(1)	3	2	1	6
Automobile	(49)	(41)	(25)	(32)	(33)
Credit card	(64)	(54)	(58)	(60)	(50)
Education	(4)	(5)	(5)	(4)	(5)
Other consumer	(34)	(32)	(24)	(24)	(24)
Total net (charge-offs)	(209)	(155)	(142)	(136)	(107)
Provision for credit losses	221	183	180	189	148
Net (increase) / decrease in allowance for unfunded loan commitments and letters of credit	(14)	(13)	(12)	6	3
Other	6	2	3	4	1
Ending balance	$2,742	$2,738	$2,721	$2,692	$2,629
Supplemental Information
Net charge-offs to average loans (annualized)	.35%	.26%	.24%	.24%	.19%
Allowance for loan and lease losses to total loans	1.14%	1.15%	1.15%	1.16%	1.16%
Commercial lending net charge-offs	$(59)	$(35)	$(32)	$(12)	$(7)
Consumer lending net charge-offs	(150)	(120)	(110)	(124)	(100)
Total net charge-offs	$(209)	$(155)	$(142)	$(136)	$(107)
Net charge-offs to average loans (annualized)
Commercial lending	.15%	.09%	.08%	.03%	.02%
Consumer lending	.76%	.62%	.59%	.68%	.54%

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7

Details of Nonperforming Assets (Unaudited)

Table 8: Nonperforming Assets by Type

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2019	2019	2019	2019	2018
Nonperforming loans, including TDRs
Commercial lending
Commercial
Retail/wholesale trade	$74	$61	$42	$35	$38
Manufacturing	102	109	88	88	54
Service providers	53	55	53	52	50
Real estate related (a)	24	33	19	16	17
Health care	17	17	15	19	20
Transportation and warehousing	18	13	21	8	8
Other industries	137	203	203	151	159
Total commercial	425	491	441	369	346
Commercial real estate	44	75	93	54	75
Equipment lease financing	32	10	6	7	11
Total commercial lending	501	576	540	430	432
Consumer lending (b)
Home equity	669	685	712	763	797
Residential real estate	315	325	339	339	350
Automobile	135	128	118	107	100
Credit card	11	9	8	7	7
Other consumer	4	5	7	7	8
Total consumer lending	1,134	1,152	1,184	1,223	1,262
Total nonperforming loans (c)	1,635	1,728	1,724	1,653	1,694
OREO and foreclosed assets	117	119	126	132	114
Total nonperforming assets	$1,752	$1,847	$1,850	$1,785	$1,808
Nonperforming loans to total loans	.68%	.73%	.73%	.71%	.75%
Nonperforming assets to total loans, OREO and foreclosed assets	.73%	.78%	.78%	.77%	.80%
Nonperforming assets to total assets	.43%	.45%	.46%	.45%	.47%
Allowance for loan and lease losses to nonperforming loans	168%	158%	158%	163%	155%

(a)	Includes loans related to customers in the real estate and construction industries.

(b)	Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.

(c)	Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale, loans accounted for under the fair value option and purchased impaired loans.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8

Details of Nonperforming Assets (Unaudited) (Continued)

Table 9: Change in Nonperforming Assets

	October 1, 2019	July 1, 2019	April 1, 2019	January 1, 2019	October 1, 2018
In millions	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Beginning balance	$1,847	$1,850	$1,785	$1,808	$1,825
New nonperforming assets	357	290	408	287	325
Charge-offs and valuation adjustments	(218)	(112)	(170)	(164)	(148)
Principal activity, including paydowns and payoffs	(157)	(122)	(101)	(92)	(97)
Asset sales and transfers to loans held for sale	(21)	(34)	(27)	(13)	(38)
Returned to performing status	(56)	(25)	(45)	(41)	(59)
Ending balance	$1,752	$1,847	$1,850	$1,785	$1,808

Table 10: Largest Individual Nonperforming Assets (a)

December 31, 2019 - Dollars in millions
Ranking	Outstandings	Industry
1	$29	Retail Trade
2	27	Mining, Quarrying, and Oil and Gas Extraction
3	26	Manufacturing
4	21	Mining, Quarrying, and Oil and Gas Extraction
5	16	Manufacturing
6	15	Service Providers
7	14	Accommodation and Food Services
8	13	Mining, Quarrying, and Oil and Gas Extraction
9	11	Manufacturing
10	11	Manufacturing
Total	$183
As a percent of total nonperforming assets		10%

(a) Amounts shown are not net of related allowance for loan and lease losses, if applicable.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9

Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	Amount					Percent of Total Outstandings
	Dec. 31	Sept. 30	Jun. 30	Mar. 31	Dec. 31	Dec. 31	Sept. 30	Jun. 30	Mar. 31	Dec. 31
Dollars in millions	2019	2019	2019	2019	2018	2019	2019	2019	2019	2018
Commercial	$102	$82	$105	$80	$82.08%		.07%	.08%	.07%	.07%
Commercial real estate	4	3	9	43	6.01%		.01%	.03%	.15%	.02%
Equipment lease financing	49	6	7	84	56.68%		.08%	.09%	1.14%	.77%
Home equity	58	53	56	59	66.23%		.21%	.22%	.23%	.25%
Residential real estate
Non government insured	90	76	80	91	75.41%		.36%	.40%	.48%	.40%
Government insured	50	53	54	62	60.23%		.25%	.27%	.32%	.32%
Automobile	178	145	119	97	113	1.06%	.91%	.76%	.66%	.78%
Credit card	60	56	47	45	46.82%		.82%	.72%	.72%	.72%
Education
Non government insured	7	8	7	9	10.21%		.23%	.20%	.24%	.26%
Government insured	48	48	53	54	59	1.44%	1.39%	1.49%	1.46%	1.54%
Other consumer	15	17	13	10	12.30%		.35%	.28%	.22%	.26%
Total	$661	$547	$550	$634	$585.28%		.23%	.23%	.27%	.26%

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	Amount					Percent of Total Outstandings
	Dec. 31	Sept. 30	Jun. 30	Mar. 31	Dec. 31	Dec. 31	Sept. 30	Jun. 30	Mar. 31	Dec. 31
Dollars in millions	2019	2019	2019	2019	2018	2019	2019	2019	2019	2018
Commercial	$30	$49	$33	$25	$54.02%		.04%	.03%	.02%	.05%
Commercial real estate	1	3	1	1	3.00%		.01%	.00%	.00%	.01%
Equipment lease financing	5	4	3	5	12.07%		.05%	.04%	.07%	.16%
Home equity	24	24	20	21	25.10%		.10%	.08%	.08%	.10%
Residential real estate
Non government insured	16	20	20	13	17.07%		.09%	.10%	.07%	.09%
Government insured	53	57	55	49	56.24%		.27%	.27%	.26%	.30%
Automobile	47	36	29	26	29.28%		.22%	.19%	.18%	.20%
Credit card	37	33	29	28	29.51%		.48%	.45%	.45%	.46%
Education
Non government insured	3	5	4	5	4.09%		.14%	.11%	.13%	.10%
Government insured	31	30	32	33	37.93%		.87%	.90%	.89%	.97%
Other consumer	11	8	9	6	5.22%		.16%	.19%	.13%	.11%
Total	$258	$269	$235	$212	$271.11%		.11%	.10%	.09%	.12%

Table 13: Accruing Loans Past Due 90 Days or More (a)

	Amount					Percent of Total Outstandings
	Dec. 31	Sept. 30	Jun. 30	Mar. 31	Dec. 31	Dec. 31	Sept. 30	Jun. 30	Mar. 31	Dec. 31
Dollars in millions	2019	2019	2019	2019	2018	2019	2019	2019	2019	2018
Commercial	$85	$64	$59	$71	$52.07%		.05%	.05%	.06%	.04%
Residential real estate
Non government insured	14	15	13	18	19.06%		.07%	.06%	.09%	.10%
Government insured	301	287	293	305	344	1.38%	1.36%	1.46%	1.60%	1.84%
Automobile	18	11	8	10	12.11%		.07%	.05%	.07%	.08%
Credit card	67	57	48	53	53.92%		.84%	.74%	.85%	.83%
Education
Non government insured	2	3	3	3	3.06%		.09%	.08%	.08%	.08%
Government insured	89	87	92	123	138	2.67%	2.51%	2.59%	3.32%	3.61%
Other consumer	9	8	8	7	8.18%		.16%	.17%	.15%	.17%
Total	$585	$532	$524	$590	$629.24%		.22%	.22%	.25%	.28%
(a) Excludes loans held for sale and purchased impaired loans.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10

Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. The branch network is located primarily in markets across the Mid-Atlantic, Midwest and Southeast. In 2018, Retail Banking launched its national expansion strategy designed to grow customers with digitally-led banking and an ultra-thin branch network in markets outside of our existing retail branch network. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to government agency and/or third-party standards, and either sold, servicing retained, or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, and capital markets-related products and services to mid-sized and large corporations, and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. Treasury management services include cash and investment management, receivables management, disbursement services, funds transfer services, information reporting and global trade services. Capital markets-related products and services include foreign exchange, derivatives, securities underwriting, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides personal wealth management for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is comprised of three distinct operating units:

•
Wealth management provides products and services to individuals and their families including investment and retirement planning, customized investment management, private banking, and trust management and administration for individuals and their families.

•
Our Hawthorn unit provides multi-generational family planning including estate, financial, tax planning, fiduciary, investment management and consulting, private banking, personal administrative services, asset custody and customized performance reporting to ultra high net worth clients.

•
Institutional asset management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, and fiduciary retirement advisory services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

BlackRock, in which we hold an equity investment, is a leading publicly-traded investment management firm providing a broad range of investment and technology services to institutional and retail clients worldwide. Using a diverse platform of alpha-seeking active, index and cash management investment strategies across asset classes, BlackRock tailors investment outcomes and asset allocation solutions for clients. Product offerings include single- and multi-asset class portfolios investing in equities, fixed income, alternatives and money market instruments. BlackRock also offers technology services, including an investment and risk management technology platform, as well as advisory services and solutions to a broad base of institutional and wealth management clients. Our equity investment in BlackRock provides us with an additional source of noninterest income and increases our overall revenue diversification. BlackRock is a publicly-traded company, and additional information regarding its business is available in its filings with the Securities and Exchange Commission (SEC). At December 31, 2019, our economic interest in BlackRock was 22%.

Table 14: Period End Employees

	December 31	September 30	June 30	March 31	December 31
	2019	2019	2019	2019	2018
Full-time employees
Retail Banking	28,270	28,279	28,671	28,992	29,180
Other full-time employees	21,747	21,701	21,571	21,652	21,748
Total full-time employees	50,017	49,980	50,242	50,644	50,928
Part-time employees
Retail Banking	1,759	1,823	2,037	1,887	1,974
Other part-time employees	142	153	518	180	161
Total part-time employees	1,901	1,976	2,555	2,067	2,135
Total	51,918	51,956	52,797	52,711	53,063

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11

Table 15: Summary of Business Segment Income and Revenue (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2019	2019	2019	2019	2018	2019	2018
Income
Retail Banking	$277	$347	$325	$264	$313	$1,213	$1,064
Corporate & Institutional Banking	649	645	602	552	651	2,448	2,508
Asset Management Group	91	46	80	45	42	262	202
Other, including BlackRock (b)	364	354	367	410	345	1,495	1,572
Net income	$1,381	$1,392	$1,374	$1,271	$1,351	$5,418	$5,346

Revenue
Retail Banking	$2,054	$2,137	$2,033	$1,944	$2,015	$8,168	$7,750
Corporate & Institutional Banking	1,615	1,584	1,578	1,474	1,562	6,251	6,043
Asset Management Group	352	286	354	287	286	1,279	1,179
Other, including BlackRock (b)	588	486	474	581	477	2,129	2,160
Total revenue	$4,609	$4,493	$4,439	$4,286	$4,340	$17,827	$17,132

(a)
Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

(b)
Includes earnings and gains or losses related to PNC's equity investment in BlackRock and residual activities that do not meet the criteria for disclosure as a separate reportable business. We provide additional information on these activities in our Form 10-K and Form 10-Q filings with the SEC.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12

Table 16: Retail Banking (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2019	2019	2019	2019	2018	2019	2018
Income Statement
Net interest income	$1,402	$1,393	$1,376	$1,349	$1,319	$5,520	$5,119
Noninterest income	652	744	657	595	696	2,648	2,631
Total revenue	2,054	2,137	2,033	1,944	2,015	8,168	7,750
Provision for credit losses	161	147	81	128	119	517	373
Noninterest expense	1,530	1,536	1,527	1,468	1,487	6,061	5,978
Pretax earnings	363	454	425	348	409	1,590	1,399
Income taxes	86	107	100	84	96	377	335
Earnings	$277	$347	$325	$264	$313	$1,213	$1,064
Average Balance Sheet
Loans held for sale	$747	$760	$554	$441	$559	$627	$636
Loans
Consumer
Home equity	$22,590	$22,434	$22,620	$22,990	$23,407	$22,657	$23,991
Automobile	16,427	15,761	15,222	14,608	14,375	15,510	13,827
Education	3,428	3,538	3,665	3,816	3,918	3,611	4,135
Credit cards	6,985	6,624	6,376	6,204	6,112	6,550	5,838
Other	2,418	2,309	2,179	2,068	1,985	2,244	1,843
Total consumer	51,848	50,666	50,062	49,686	49,797	50,572	49,634
Commercial and commercial real estate	10,323	10,379	10,481	10,461	10,339	10,410	10,383
Residential mortgage	17,352	16,630	15,737	15,034	14,637	16,196	13,985
Total loans	$79,523	$77,675	$76,280	$75,181	$74,773	$77,178	$74,002
Total assets	$94,967	$93,222	$92,350	$91,255	$91,164	$92,959	$89,739
Deposits
Noninterest-bearing demand	$32,674	$32,092	$31,516	$30,389	$31,011	$31,675	$30,670
Interest-bearing demand	41,689	41,420	42,735	42,477	41,655	42,077	42,042
Money market	23,927	24,807	25,799	26,773	27,256	25,317	29,798
Savings	59,877	57,752	56,075	53,100	49,771	56,722	47,019
Certificates of deposit	12,598	12,766	12,704	12,381	12,153	12,613	12,007
Total deposits	$170,765	$168,837	$168,829	$165,120	$161,846	$168,404	$161,536
Performance Ratios
Return on average assets	1.16%	1.48%	1.41%	1.17%	1.36%	1.30%	1.19%
Noninterest income to total revenue	32%	35%	32%	31%	35%	32%	34%
Efficiency	74%	72%	75%	76%	74%	74%	77%

(a)	See note (a) on page 11.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13

Retail Banking (Unaudited) (Continued)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2019	2019	2019	2019	2018	2019	2018
Supplemental Noninterest Income Information
Consumer services	$293	$305	$299	$277	$291	$1,174	$1,128
Brokerage	$89	$92	$86	$89	$90	$356	$350
Residential mortgage	$87	$134	$82	$65	$59	$368	$316
Service charges on deposits	$183	$178	$164	$162	$185	$687	$688
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$120	$123	$124	$123	$125
Serviced portfolio acquisitions	$3	$3	$5	$1	$2	$12	$12
MSR asset value (b)	$1.0	$0.9	$1.0	$1.1	$1.3
MSR capitalization value (in basis points) (b)	83	72	80	92	100
Servicing income: (in millions)
Servicing fees, net (c)	$39	$44	$42	$53	$49	$178	$181
Mortgage servicing rights valuation, net of economic hedge	$9	$40	$7	$(9)	$(19)	$47	$3
Residential mortgage loan statistics
Loan origination volume (in billions)	$3.5	$3.4	$2.9	$1.7	$1.6	$11.5	$7.4
Loan sale margin percentage	2.42%	2.59%	2.24%	2.35%	2.49%	2.41%	2.41%
Percentage of originations represented by:
Purchase volume (d)	40%	44%	54%	56%	67%	47%	67%
Refinance volume	60%	56%	46%	44%	33%	53%	33%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	58%	58%	56%	57%	55%	57%	55%
Digital consumer customers (f)	71%	70%	69%	68%	67%	69%	66%
Credit-related statistics
Nonperforming assets	$1,046	$1,056	$1,074	$1,109	$1,126
Net charge-offs	$154	$128	$120	$132	$112	$534	$420
Other statistics
ATMs	9,091	9,102	9,072	9,112	9,162
Branches (g)	2,296	2,310	2,321	2,347	2,372
Brokerage account client assets (in billions) (h)	$54	$52	$52	$51	$47

(a)	Represents mortgage loan servicing balances for third parties and the related income.

(b)	Presented as of period end, except for customer-related statistics, which are quarterly averages, and net charge-offs, which are for the three months ended.

(c)
Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan payments, prepayments, and loans that were paid down or paid off during the period.

(d)	Mortgages with borrowers as part of residential real estate purchase transactions.

(e)	Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.

(f)	Represents consumer checking relationships that process the majority of their transactions through non-teller channels.

(g)	Excludes stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.

(h)	Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14

Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2019	2019	2019	2019	2018	2019	2018
Income Statement
Net interest income	$969	$930	$917	$898	$930	$3,714	$3,637
Noninterest income	646	654	661	576	632	2,537	2,406
Total revenue	1,615	1,584	1,578	1,474	1,562	6,251	6,043
Provision for credit losses (benefit)	65	48	100	71	42	284	85
Noninterest expense	726	703	698	686	687	2,813	2,706
Pretax earnings	824	833	780	717	833	3,154	3,252
Income taxes	175	188	178	165	182	706	744
Earnings	$649	$645	$602	$552	$651	$2,448	$2,508
Average Balance Sheet
Loans held for sale	$616	$720	$330	$347	$669	$505	$739
Loans
Commercial	$114,113	$114,701	$113,702	$108,641	$106,082	$112,809	$103,285
Commercial real estate	26,586	26,570	26,224	25,971	26,183	26,340	26,569
Equipment lease financing	7,200	7,272	7,284	7,264	7,216	7,255	7,437
Total commercial lending	147,899	148,543	147,210	141,876	139,481	146,404	137,291
Consumer	11	13	16	20	22	15	42
Total loans	$147,910	$148,556	$147,226	$141,896	$139,503	$146,419	$137,333
Total assets	$167,555	$168,193	$163,897	$157,169	$156,997	$164,243	$154,119
Deposits
Noninterest-bearing demand	$39,513	$38,740	$38,765	$39,551	$42,678	$39,141	$44,099
Interest-bearing demand	20,851	20,523	18,702	17,827	17,385	19,487	15,114
Money market	30,264	29,456	26,948	25,630	25,691	28,091	24,060
Other	7,916	7,100	6,109	5,547	6,038	6,676	5,136
Total deposits	$98,544	$95,819	$90,524	$88,555	$91,792	$93,395	$88,409
Performance Ratios
Return on average assets	1.54%	1.52%	1.47%	1.42%	1.65%	1.49%	1.63%
Noninterest income to total revenue	40%	41%	42%	39%	40%	41%	40%
Efficiency	45%	44%	44%	47%	44%	45%	45%
Other Information
Consolidated revenue from:
Treasury Management (b)	$494	$460	$467	$445	$461	$1,866	$1,779
Capital Markets (b)	$291	$290	$313	$246	$272	$1,140	$1,088
Commercial mortgage banking activities
Commercial mortgage loans held for sale (c)	$24	$38	$20	$15	$29	$97	$107
Commercial mortgage loan servicing income (d)	71	71	65	54	68	261	247
Commercial mortgage servicing rights valuation, net of economic hedge (e)	2	1	11	5	1	19	27
Total	$97	$110	$96	$74	$98	$377	$381
MSR asset value (f)	$649	$595	$630	$681	$726
Average Loans by C&IB business (g)
Corporate Banking	$75,665	$74,883	$74,366	$71,089	$67,567	$74,016	$66,503
Real Estate	36,908	38,172	37,143	36,357	38,141	37,149	37,571
Business Credit	22,900	22,824	22,877	21,728	21,431	22,586	20,800
Commercial Banking	7,793	7,947	8,080	8,118	8,031	7,984	8,109
Other	4,644	4,730	4,760	4,604	4,333	4,684	4,350
Total average loans	$147,910	$148,556	$147,226	$141,896	$139,503	$146,419	$137,333
Credit-related statistics
Nonperforming assets (f)	$444	$526	$497	$388	$377
Net charge-offs	$47	$30	$23	$5	$2	$105	$10

(a)	See note (a) on page 11.

(b)	Amounts reported in net interest income and noninterest income.

(c)
Represents other noninterest income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, originations fees, gains on sale of loans held for sale and net interest income on loans held for sale.

(d)
Represents net interest income and noninterest income (primarily in corporate service fees) from loan servicing net of reduction in commercial mortgage servicing rights due to amortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.

(e)	Amounts are reported in corporate service fees.

(f)	Presented as of period end.

(g)	As a result of our first quarter 2019 C&IB business realignment, average loans previously reported as Equipment Finance were reclassified to other C&IB businesses for all periods presented.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15

Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2019	2019	2019	2019	2018	2019	2018
Income Statement
Net interest income	$80	$70	$68	$70	$70	$288	$287
Noninterest income	272	216	286	217	216	991	892
Total revenue	352	286	354	287	286	1,279	1,179
Provision for credit losses (benefit)	1	(1)	—	(1)	—	(1)	2
Noninterest expense	232	228	249	230	232	939	913
Pretax earnings	119	59	105	58	54	341	264
Income taxes	28	13	25	13	12	79	62
Earnings	$91	$46	$80	$45	$42	$262	$202
Average Balance Sheet
Loans
Consumer	$4,145	$4,207	$4,216	$4,362	$4,522	$4,232	$4,656
Commercial and commercial real estate	793	758	731	752	705	759	727
Residential mortgage	2,193	1,980	1,792	1,723	1,666	1,923	1,588
Total loans	$7,131	$6,945	$6,739	$6,837	$6,893	$6,914	$6,971
Total assets	$7,697	$7,331	$7,150	$7,259	$7,328	$7,360	$7,423
Deposits
Noninterest-bearing demand	$1,407	$1,299	$1,347	$1,388	$1,469	$1,360	$1,458
Interest-bearing demand	6,846	3,393	2,891	3,076	3,055	4,060	3,323
Money market	1,773	1,740	1,785	2,036	2,001	1,832	2,253
Savings	6,950	6,302	5,875	5,723	5,294	6,216	4,890
Other	898	893	797	697	634	822	466
Total deposits	$17,874	$13,627	$12,695	$12,920	$12,453	$14,290	$12,390
Performance Ratios
Return on average assets	4.69%	2.49%	4.49%	2.51%	2.27%	3.56%	2.72%
Noninterest income to total revenue	77%	76%	81%	76%	76%	77%	76%
Efficiency	66%	80%	70%	80%	81%	73%	77%
Other Information
Nonperforming assets (b)	$39	$42	$45	$48	$46
Net charge-offs	$4	$—	$—	$1	$1	$5	$9
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$154	$163	$162	$158	$148
Nondiscretionary client assets under administration	143	135	132	130	124
Total	$297	$298	$294	$288	$272
Discretionary client assets under management
Personal	$99	$98	$99	$95	$87
Institutional	55	65	63	63	61
Total	$154	$163	$162	$158	$148

(a)	See note (a) on page 11.

(b)	As of period end.

(c)	Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16

Glossary of Terms

Adjusted average total assets - Primarily consisted of total average quarterly (or annual) assets plus (less) unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Basel III common equity Tier 1 capital - Common stock plus related surplus, net of treasury stock, plus retained earnings, plus accumulated other comprehensive income for securities currently and those transferred from available for sale and pension and other postretirement benefit plans, subject to phase-in limits, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Significant common stock investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items individually exceed 10%, or in the aggregate exceed 15%, of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio - Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital - Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio - Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital - Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio - Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off - Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Combined loan-to-value ratio (CLTV) - This is the aggregate principal balance(s) of the mortgages on a property divided by its appraised value or purchase price.

Common shareholders’ equity - Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment - Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans - Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Discretionary client assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Duration of equity - An estimate of the rate sensitivity of our economic value of equity. A negative duration of equity is associated with asset sensitivity (i.e., positioned for rising interest rates), while a positive value implies liability sensitivity (i.e., positioned for declining interest rates). For example, if the duration of equity is -1.5 years, the economic value of equity increases by 1.5% for each 100 basis point increase in interest rates.

Earning assets - Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Fair value - The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17

Fee income - When referring to the components of Noninterest income, we use the term fee income to refer to the following categories within Noninterest income: Asset management; Consumer services; Corporate services; Residential mortgage; and Service charges on deposits.

FICO score - A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

Futures and forward contracts - Contracts in which the buyer agrees to purchase and the seller agrees to deliver a specific financial instrument at a predetermined price or yield. May be settled either in cash or by delivery of the underlying financial instrument.

GAAP - Accounting principles generally accepted in the United States of America.

Impaired loans - Loans are determined to be impaired when, based on current information and events, it is probable that all contractually required payments will not be collected. Impaired loans include commercial nonperforming loans and consumer and commercial TDRs, regardless of nonperforming status. Excluded from impaired loans are nonperforming leases, loans held for sale, loans accounted for under the fair value option, smaller balance homogenous type loans and purchased impaired loans.

Leverage ratio - Tier 1 capital divided by average quarterly adjusted total assets.

LIBOR - Acronym for London InterBank Offered Rate. LIBOR is the average interest rate charged when banks in the London wholesale money market (or interbank market) borrow unsecured funds from each other. LIBOR rates are used as a benchmark for interest rates on a global basis. Our product set includes loans priced using LIBOR as a benchmark.

Loan-to-value ratio (LTV) - A calculation of a loan's collateral coverage that is used both in underwriting and assessing credit risk in our lending portfolio. LTV is the sum total of loan obligations secured by collateral divided by the market value of that same collateral. Market values of the collateral are based on an independent valuation of the collateral. For example, a LTV of less than 90% is better secured and has less credit risk than a LTV of greater than or equal to 90%.

Loss given default (LGD) - An estimate of loss, net of recovery based on collateral type, collateral value, loan exposure, and other factors. Each loan has its own LGD. The LGD risk rating measures the percentage of exposure of a specific credit obligation that we expect to lose if default occurs. LGD is net of recovery, through any means, including but not limited to the liquidation of collateral or deficiency judgments rendered from foreclosure or bankruptcy proceedings.

Nonaccrual loans - Loans for which we do not accrue interest income. Nonaccrual loans include nonperforming loans, in addition to loans accounted for under fair value option and loans accounted for as held for sale for which full collection of contractual principal and/or interest is not probable.

Nondiscretionary client assets under administration - Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets - Nonperforming assets include nonperforming loans, OREO and foreclosed assets, but exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale, loans accounted for under the fair value option and purchased impaired loans. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans - Loans accounted for at amortized cost for which we do not accrue interest income. Nonperforming loans include loans to commercial, commercial real estate, equipment lease financing, home equity, residential real estate, automobile, credit card and other consumer customers as well as TDRs which have not returned to performing status. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale, loans accounted for under the fair value option and purchased impaired loans. Nonperforming loans exclude purchased impaired loans as we are currently accreting interest income over the expected life of the loans.

Notional amount - A number of currency units, shares, or other units specified in a derivative contract.

Operating leverage - The period to period dollar or percentage change in total revenue (GAAP basis) less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18

Options - Contracts that grant the purchaser, for a premium payment, the right, but not the obligation, to either purchase or sell the associated financial instrument at a set price during a specified period or at a specified date in the future.

Other real estate owned (OREO) and foreclosed assets - Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Excludes certain assets that have a government-guarantee which are classified as other receivables.

Probability of default (PD) - An internal risk rating that indicates the likelihood that a credit obligor will enter into default status.

Recovery - Cash proceeds received on a loan that we had previously charged off. We credit the amount received to the allowance for loan and lease losses.

Risk-weighted assets - Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights - An intangible asset or liability created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Taxable-equivalent interest income - The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

Troubled debt restructuring (TDR) - A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Yield curve - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.